                                 EXHIBIT 99 (E)

                   Clin-Ark Bankshares, Inc. and Subsidiaries
              Unaudited Interim Consolidated Financial Statements
                            dated September 30, 1993

                           CLIN-ARK BANKSHARES, INC.

                           CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1993
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                  (UNAUDITED)

         Assets
         ------
 Cash and due from banks                                                      $  1,687
                                                                               -------

 Interest - bearing time deposits                                                  -
                                                                               -------

 Investment securities
       United States Treasury Securities                                         4,628
       Securities of United States government
         agencies and corporations                                               2,503
       Obligations of state and political subdivisions                             442
       Other securities                                                          6,390
                                                                               -------
 Total investment securities                                                    13,963
                                                                               -------

 Federal funds sold                                                                425
                                                                               -------
 Loans
       Loans, net of unearned income                                            32,624
       Reserve for loan losses                                                    (359)
                                                                               -------
 Net loans                                                                      32,265
                                                                               -------

 Premises and equipment, net of accumulated depreciation                           894
                                                                               -------

 Other assets                                                                      599
                                                                               -------

 Total assets                                                                  $49,833
                                                                               =======





The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

                           CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1993
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                  (UNAUDITED)


                     Liabilities and stockholders' equity
                     ------------------------------------
 Deposits
       Noninterest - bearing deposits                                    $  4,471
       Interest - bearing deposits                                         41,011
                                                                         --------
 Total deposits                                                            45,482
                                                                         --------

 Accrued expenses and other liabilities                                       328
                                                                         --------

 Total liabilities                                                         45,810
                                                                         --------

 Stockholders' equity
       Common stock, par value, $1 per
         share; authorized 55,000 shares;
         issued and outstanding, 54,442                                        55
       Additional paid-in capital                                           1,332
       Retained earnings                                                    2,662
                                                                         --------
                                                                            4,049
       Treasury stock, 558 shares at cost                                     (26)
                                                                         --------
 Total stockholders' equity                                                 4,023
                                                                         --------

 Total liabilities and stockholders' equity                               $49,833
                                                                          =======





The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

                              STATEMENT OF INCOME

          FOR THE QUARTERLY PERIODS ENDED SEPTEMBER 30, 1993 AND 1992
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (Unaudited)

                                                                                         1993           1992
                                                                                         ----           ----
 Interest income
       Interest and fees on loans                                                         $  676          $  674
       Interest on Federal funds sold                                                         20               1
       Interest on time deposits                                                               -              18
       Interest and dividends on investment securities
           United States Treasury securities                                                  56              61
           Securities of United States government agencies and corporations                   34              47
           Obligations of state and political subdivisions                                     5               8
           Other securities                                                                   59              86
                                                                                        --------        --------
 Total interest income                                                                       850             895
                                                                                         -------         -------

 Interest expense
       Interest on deposits                                                                  355             401
       Interest on Federal fund purchased
         and securities sold under repurchase agreements                                      -                1
                                                                                         -------         -------
 Total interest expense                                                                      355             402
                                                                                         -------         -------

 Net interest income                                                                         495             493
       Provision for loan losses                                                             (11)            (20)
                                                                                         -------         -------
 Net interest income after provision for loan losses                                         484             473
                                                                                         -------         -------

 Other operating income
       Service charges on deposit accounts                                                    51              46
       Other service charges, commissions and fees                                            26              23
       Securities gains                                                                        -              16
       Other income                                                                           16              19
                                                                                         -------        --------
 Total other operating income                                                                 93             104
                                                                                         -------        --------

 Other operating expenses
       Salaries                                                                              143             125
       Pension and other employee benefits                                                    35              28
       Net expenses of premises and fixed assets                                              34              33
       Other                                                                                 111             109
                                                                                        --------        --------
 Total other operating expenses                                                              323             296
                                                                                        --------        --------

 Income before income taxes                                                                  254             282

 Income taxes                                                                                 92             107
                                                                                        --------        --------

 Net income                                                                              $   162         $   175
                                                                                         =======         =======

 Primary earnings per share                                                              $ 2. 91         $  3.21
                                                                                         =======         =======









The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

                              STATEMENT OF INCOME

          FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 1993 AND 1992
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (Unaudited)

                                                                                            1993           1992
                                                                                            ----           ----
 Interest income
       Interest and fees on loans                                                         $1,994         $1,992
       Interest on Federal funds sold                                                         50             27
       Interest on time deposits                                                               2             99
       Interest and dividends on investment securities
           United States Treasury securities                                                 156            191
           Securities of United States government agencies and corporations                  105            177
           Obligations of state and political subdivisions                                    17             25
           Other securities                                                                  210            225
                                                                                          ------        -------
 Total interest income                                                                     2,534          2,736
                                                                                         -------        -------

 Interest expense
       Interest on deposits                                                                1,045          1,292
       Interest on Federal fund purchased
         and securities sold under repurchase agreements                                     -                2
                                                                                         -------        -------
 Total interest expense                                                                    1,045          1,294
                                                                                         -------        -------

 Net interest income                                                                       1,489          1,442
       Provision for loan losses                                                             (50)           (78)
                                                                                         -------        -------
 Net interest income after provision for loan losses                                       1,439          1,364
                                                                                         -------        -------

 Other operating income
       Service charges on deposit accounts                                                   144            127
       Other service charges, commissions and fees                                            73             70
       Securities gains                                                                        4             65
       Other income                                                                           61             83
                                                                                         -------       --------
 Total other operating income                                                                282            345
                                                                                         -------       --------

 Other operating expenses
       Salaries                                                                              415            356
       Pension and other employee benefits                                                   102             80
       Net expenses of premises and fixed assets                                              97            100
       Other                                                                                 353            308
                                                                                        --------       --------
 Total other operating expenses                                                              967            844
                                                                                        --------       --------
 Income before income taxes and cumulative effect of accounting change                       754            865
 Income taxes                                                                                295            369
                                                                                        --------       --------
 Income before cumulative effect of accounting change                                        459            496
 Cumulative effect of accounting change (note 1)                                              87              -
                                                                                        --------     ----------
 Net income                                                                               $  546       $   496
                                                                                          ======       =======

 Primary earnings per share:
       Income before cumulative effect of accounting change                               $ 8.28       $  9.12
                                                                                          ======       =======
                                                                                          $ 9.85       $  9.12
                                                                                          ======       =======

       Net income










The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                        FOR THE NINE MONTH PERIOD ENDED
                               SEPTEMBER 30, 1993
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                  (Unaudited)


                                                                   Additional
                                                   Common            Paid-In          Retained         Treasury
                                                    Stock            Capital          Earnings           Stock            Total
                                                    -----            -------          --------           -----            -----
 Balance - January 1, 1992                          $52            $1,260           $2,194             $(26)           $3,480

       Issuance of common stock                       3                72           -                  -                   75

       Dividends paid                              -               -                   (78)            -                  (78)

       Net income                                  -               -                   546             -                  546
                                                    ---            ------           ------             ----            ------

 Balance - September 30, 1993                       $55            $1,332           $2,662             $(26)           $4,023
                                                    ===            ======           ======             ====            ======













The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                        FOR THE NINE MONTH PERIODS ENDED
                          SEPTEMBER 30, 1993 AND 1992
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                  (Unaudited)

                                                                                                            1993           1992
                                                                                                            ----           ----
 Cash lows from operating activities
       Net income                                                                                         $    546       $    496
       Adjustments to reconcile net income to net
         cash provided (used) by operating activities:
           Provision for loan losses and losses on other real estate                                            50             78
           Depreciation and amortization                                                                        62             83
           Accretion of bond discounts                                                                          73            114
           Gain on sale of investment securities                                                                (4)           (65)
           Change in deferred tax benefit                                                                      (87)            18
           Loss on sale of equipment                                                                        -                  (1)
           Increase in other assets                                                                             16            (85)
           Increase in accrued expenses and liabilities                                                        (50)           792
                                                                                                          --------       --------
 Net cash provided (used) by operating activities                                                              606          1,430
                                                                                                          --------       --------

 Cash flows from investing activities
       Proceeds from sale of investment securities                                                             256          4,076
       Proceeds from maturities of investment securities                                                     2,813          3,896
       Purchase of investment securities                                                                    (4,056)       (11,210)
       Net increase in loans                                                                                (1,975)        (4,794)
       Net decrease in time deposits                                                                           891          3,261
       Proceeds from sales of premises and equipment                                                        -                  11
       Purchases of premises and equipment                                                                    (225)          (113)
       Decrease (increase) in Federal funds sold                                                               610            805
                                                                                                          --------       --------
 Net cash provided (used) by investing activities                                                           (1,686)        (4,068)
                                                                                                          --------       --------

 Cash flows from financing activities
       Increase in deposits                                                                                    914          2,573
       Proceeds from issuance of common stock                                                                   75            -
       Payment of dividends                                                                                    (78)           -
                                                                                                          --------       --------
 Net cash provided (used) by financing activities                                                              911          2,573
                                                                                                          --------       --------

 Net increase in cash and cash equivalents                                                                    (169)           (65)

 Cash and cash equivalents - beginning of period                                                             1,856          1,382
                                                                                                          --------       --------

 Cash and cash equivalents - end of period                                                                  $1,687        $ 1,317
                                                                                                          ========       ========

 Supplemental disclosures
 ------------------------

        Cash paid during the year for:
              Interest                                                                                      $1,027       $  1,388
              Income taxes                                                                                  $  382       $    283

The accompanying notes are an integral part of these unaudited financial statements.

                           CLIN-ARK BANKSHARES, INC.

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                          SEPTEMBER 30, 1993 AND 1992



1.   Basis of Presentation

          The unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to summarize fairly the financial position of Clin-Ark Bankshares, Inc.
     ("the Corporation") as of September 30, 1993 and the results of its operations and changes in its cash flows for the nine months ended September 30, 1993 and September 30, 1992. The accounting policies followed by the Corporation for interim financial reporting are consistent with the accounting policies followed for annual financial reporting, except as noted below. These financial statements should be read in conjunction with the corporation's 1992 annual financial statements and related notes included therein.

          Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted in accordance with the rules of the Securities and Exchange Commission.

          Effective March 31, 1993, the Corporation adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes ("FASB 109") which supercedes Statement of Financial Accounting Standards No. 96, "Accounting for Income Taxes" (FASB 96) which is currently used by the Corporation. Adoption of FASB 109 resulted in the Corporation recording previously unrecognized tax benefits totaling approximately $87,000. The previously unrecognized tax benefit of $87,000 was attributable to cumulative differences which existed between reported book and tax income. The realization of this benefit is dependent on the Corporation having future taxable income. The disclosures required by FASB 109 are substantially similar to those previously disclosed under FASB 96.


2.   Dividends

          During the nine month period ended September 30, 1993, dividends of $.72 per share per quarter were declared and paid for the second and third quarters of 1993.


3.   Pending Merger

          In April, 1993, the Board of Directors of the Corporation approved an agreement to merge with another bank holding company whereby the two parties intend to effectuate the merger of the Corporation with and into the other bank holding company. The merger, which is to be accounted for as a pooling of interests, is dependent upon the approval of the stockholders of the Corporation and various regulatory agencies.





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